                                                                    Exhibit 23.3



                          INDEPENDENT AUDITOR'S CONSENT



        We consent to the incorporation by reference in Registration Statement Nos. 333-64062, 333-57856, 333-65317, 333-25827 and 333-04745 of Humboldt
Bancorp on Form S-8 of our report, dated January 26, 2001, appearing in this Annual Report on Form 10-K of Humboldt Bancorp for the year ended
December 31, 2001.



                                             /s/ Perry-Smith LLP



Sacramento, California
March 27, 2002